U.S. Securities and Exchange Commission

Washington, D.C. 20549


Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 23, 1999

Commission File No. 33-17966-LA



INTERNATIONAL WOOD CORPORATION
A Colorado Corporation            EIN: 94-3030021

8833 Sunset Blvd., Suite 200
West Hollywood, CA 90069

Telephone: 310-289-4947


Item 1. Changes in Control of Registrant.

     Not applicable

Item 2. Acquisition or Disposition of Assets.

     Not Applicable

Item 3. Bankruptcy or Receivership

      Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

      (a)(1)Indication of Registrant's Certifying Accountant of Decision to Resign from the Engagement.

          (i) On May 1, 1999, the Board of Directors of International Wood Corporation, the "Company", accepted the resignation of the firm of Harlan and Boettger, L.L.P. as auditors for the Company.

           (ii) For fiscal years ended December 31, 1995 and 1996, Harlan and Boettger, L.L.P., issued unqualified opinions regarding the financial condition of the Company.

           (iii)There were no disagreements with Harlan and Boettger, L.L.P. during the audits of the Company's financial statements for the fiscal years ended December 31, 1995 and December 31, 1996, preceding the change in any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedures, which would have caused the accountants to make reference to the subject matter of the disagreement in the audit report if the disagreement had not been resolved to the accountant's satisfaction.

           (iv)A letter of Harland and Boettger, L.L.P. addressed to the Securities and Exchange Commission is included as an exhibit to this Form
8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.

      (a)(2)Engagement of New Accountants

     On June 23, 1999, the Company engaged the firm of Holyfield
Associates, P.A. , "Holyfield", as its new independent accountants. Holyfield has not consulted regarding the application of accounting principles to a specific, completed or contemplated transaction; or the type of audit opinion to be rendered with regard to the Company's financial statements; or any disagreements or reportable events as such terms are used in Regulation S-K,
Item 304(a)(2).


       (a)(3)Copy of Disclosures.

     Harlan and Boettger, L.L.P. has been provided a copy of the disclosures contained in the Form 8-K with a request that it furnish to the Company a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. Attached as an exhibit, is a copy of a letter from Harlan and Boettger, L.L.P. to the Commission stating that it agrees with the statements in the Form 8-K concerning its firm.

Item 5.  Other Events

          Not applicable.

Item 6.  Resignation of Registrant's Directors

     Not applicable.
 .
Item 7.  Financial Statements and Exhibits

         (c)   Exhibits.

            Letter of Harlan and Boettger, L.L.P. to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a) of Regulation S-K.

SIGNATURE

     In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, this registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

International Wood Corporation

Dated:     July 23, 1999


By:  /s/  Elliott Sassoon
     Elliott Sassoon, President,
     Director and Chief  Financial Officer

Harlan & Boettger, LLP
Certified Public Accountants


July 21, 1999

Office of Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We were the previous principal accountants for International Wood
Corporation, formerly Xanthic Enterprises, Inc. (Registrant). On February 24, 1997, we reported on the financial statements of International Wood Corporation, formerly Xanthic Enterprises, Inc.
as of and for the years ended December 31, 1996 and 1995.

On May 1, 1999, we notified the Company that we would no longer be serving as International Wood Corporation, formerly Xanthic Enterprises, Inc. principal accountant. There have been no disagreements concerning accounting principals or disclosures. We have read item 4 of the Registrant's Form 8-K and agree with the content.

Very truly yours,

/s/ Harlan & Boettger, LLP

Harlan & Boettger, LLP

H&B/sms


cc: International Wood Corporation, formerly Xanthic Enterprises, Inc.



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